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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: JANUARY 7, 2003



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                       0-22717                     22-3265462
---------------         -------------------------         --------------------
(STATE OR OTHER           (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.     OTHER EVENTS.

         On January 7, 2003, Acorn Products, Inc. (the "Company") received a letter from the Nasdaq Listing Qualifications Panel (the "Panel"), informing the Company that the Panel agreed to continue the listing of the Company's common stock, $0.01 par value (the "Common Stock") on the Nasdaq SmallCap Market, provided that, on or before January 14, 2003: (i) the Company demonstrates a market value of publicly held shares of at least $1,000,000 and maintains that market value at least ten consecutive trading days; and (ii) the Company makes a filing with the Securities and Exchange Commission (a) evidencing stockholders' equity of at least $2,500,000 and containing a balance sheet no older than 45 days including pro forma adjustments for any significant events or transactions occurring on or before the filing date, and (b) containing a beneficial stockholders table evidencing a minimum of 500,000 publicly held shares.

         An unaudited pro forma consolidated condensed balance sheet of the Company, dated as of December 1, 2002 (the "Balance Sheet"), is attached as
Exhibit 99.1 and is incorporated herein by reference. The Balance Sheet demonstrates that the Company has stockholders' equity of at least $2,500,000. A beneficial stockholders table of the Company as of December 23, 2002 (the "Ownership Table") is attached as Exhibit 99.2 and is incorporated herein by reference. The Ownership Table evidences that the Company has at least 500,000 publicly held shares of its Common Stock. Since December 23, 2002, the Company's market value of its publicly held shares of Common Stock has exceeded $1,000,000.

         The press release issued by the Company on January 8, 2003 announcing the Panel's decision to allow the Company to continue to be listed on The Nasdaq SmallCap Market, subject to certain conditions, is attached as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                    Description

                99.1 Unaudited Pro Forma Consolidated Condensed Balance Sheet of the Company, dated December 1, 2002.

                99.2      Beneficial Ownership Table as of December 23, 2002.

                99.3 Press Release, dated January 8, 2003, entitled "Acorn Products to Remain Listed on Nasdaq SmallCap Market."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACORN PRODUCTS, INC.


Date: January 13, 2003                    By:   /s/ John G. Jacob
                                              ---------------------------------
                                              John G. Jacob, Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                                   Description

            99.1 Unaudited Pro Forma Consolidated Condensed Balance Sheet of the Company, dated December 1, 2002.

            99.2        Beneficial Ownership Table as of December 23, 2002.

            99.3 Press Release, dated January 8, 2003, entitled "Acorn Products to Remain Listed on Nasdaq SmallCap Market."


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